                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF

                         BRIGGS & STRATTON CORPORATION
             PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 22, 1997

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, MAY 20, 1997, UNLESS THE OFFER IS EXTENDED.

     TO: FIRSTAR TRUST COMPANY, DEPOSITARY:

           By Mail:                Facsimile Transmission:                 By Hand:
    Firstar Trust Company         (for Eligible Institutions      IBJ Schroeder Bank & Trust
   Corporate Trust Services                 Only)                   One State Street Plaza
     Post Office Box 2077               (414) 276-4226             New York, New York 10004
     Milwaukee, Wisconsin                                        Attn: Securities Processing
           53201-2077               Confirm by Telephone:                   Window
                                        (800) 637-7549               Subcellar One (SC-1)

                                    By Overnight Courier:
                                    Firstar Trust Company
                                   Corporate Trust Services
                                   615 East Michigan Street
                                          4th Floor
                                  Milwaukee, Wisconsin 53202

                             ---------------------

     Delivery of this instrument and all other documents to the address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

          PLEASE READ THE ENTIRE LETTER OR TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
                                          (SEE INSTRUCTIONS 3 AND 4)
---------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
         (PLEASE USE PRE-ADDRESSED LABEL OR FILL IN                        TENDERED CERTIFICATES
       EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S)           (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                               CERTIFICATE         NUMBER           SHARES
                                                                NUMBER(S)*       OF SHARES        TENDERED**
                                                             --------------------------------------------------

                                                             --------------------------------------------------

                                                             --------------------------------------------------

                                                             --------------------------------------------------

                                                             --------------------------------------------------

                                                             --------------------------------------------------
                                                               TOTAL SHARES
                                                                 TENDERED
---------------------------------------------------------------------------------------------------------------
  Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration. (Attach additional list if necessary.) *** See Instruction 10.
    1st:                  2nd:                  3rd:                  4th:                  5th:
---------------------------------------------------------------------------------------------------------------
    * DOES NOT need to be completed if Shares are tendered by book-entry transfer.
   ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
  *** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.
---------------------------------------------------------------------------------------------------------------
  [ ] Check here if any of the certificates representing Shares that you own have been lost or destroyed.
      See Instruction 18.

    Number of Shares represented by lost or destroyed certificates:
                                                                   --------------------------------
---------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by Firstar Trust Company (the "Depositary") at The Depository Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

     THIS LETTER OF TRANSMITTAL MAY BE USED FOR SHARES CREDITED TO THE ACCOUNTS OF PARTICIPANTS IN THE COMPANY'S EMPLOYEE SAVINGS AND INVESTMENT PLAN (THE "EMPLOYEE SAVINGS PLAN") (SEE SECTION ENTITLED "EMPLOYEE SAVINGS PLAN SHARES") AND FOR SHARES CREDITED TO ACCOUNTS IN THE COMPANY'S DIVIDEND REINVESTMENT PLAN (THE "DIVIDEND REINVESTMENT PLAN") (SEE SECTION ENTITLED "DIVIDEND REINVESTMENT PLAN SHARES"), BUT THIS LETTER OF TRANSMITTAL MAY NOT BE USED FOR SHARES ATTRIBUTABLE TO ACCOUNTS UNDER THE COMPANY'S REGIONAL PLANTS RETIREMENT AND SAVINGS PLAN. SEE INSTRUCTIONS 14 AND 15.

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

     Shareholders who cannot deliver the certificates for their Shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase (as defined below)) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date must, in each case, tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

     Shareholders who desire to tender Shares pursuant to the Offer (as defined below) and who cannot deliver their certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
                                 ----------------------------------------------

   Check Box of Applicable Book-Entry Transfer Facility:
        [ ] The Depository Trust Company
        [ ] Philadelphia Depository Company

Account Number
              -----------------------------------------------------------------

Transaction Code Number
                       --------------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s):
                                  ---------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery:
                                                      -------------------------
   Name of Institution that Guaranteed Delivery:
                                                -------------------------------
    Check Box of Applicable Book-Entry Transfer Facility and Give Account Number if Delivered by Book-Entry Transfer.
        [ ] The Depository Trust Company
        [ ] Philadelphia Depository Company

Account Number
              -----------------------------------------------------------------

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 9)

( ) Check here if tender of Shares is conditional on the Company purchasing all or a minimum number of the tendered Shares and complete the following:

   Minimum number of Shares to be sold:
   -------------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

To be completed ONLY if the Shares are being tendered by or on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

( ) is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

( ) is a broker dealer, commercial bank trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

In addition, the undersigned is tendering Shares either (check one box):

( ) at the Purchase Price (defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

( ) at the price per Share indicated below under "Price (in Dollars) per Share at which Shares are being tendered in this Letter of Transmittal."

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TO FIRSTAR TRUST COMPANY:

     The undersigned hereby tenders to Briggs & Stratton Corporation, a Wisconsin corporation (the "Company"), the above described shares of the Company's common stock, $.01 par value per share (including the associated Common Stock Purchase Rights) (the "Shares"), at the price per Share indicated in this Letter of Transmittal (unless this Letter of Transmittal is for an Odd Lot Holder who has elected to accept the Purchase Price determined by the Company), net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated April 22, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

          (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

          (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

             (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

             (ii) such tender of Shares complies with Rule 14e-4;

          (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of the Offer.

     All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below (unless this Letter of Transmittal is for an Odd Lot Holder who has elected to accept the Purchase Price determined by the Company).

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $51.00 nor less than $43.00 per Share) net to the seller in cash (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.125) specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 5,875,000 shares (or such lesser number of Shares as are properly tendered at prices not in excess of $51.00 nor less than $43.00 per share) pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration or conditional tender.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
--------------------------------------------------------------------------------
        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
--------------------------------------------------------------------------------
                              CHECK ONLY ONE BOX.

            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES
   (Shareholders who desire to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.)
--------------------------------------------------------------------------------

         [ ] $43.000           [ ] $43.875           [ ] $44.750           [ ] $45.625           [ ] $46.500
         [ ] $43.125           [ ] $44.000           [ ] $44.875           [ ] $45.750           [ ] $46.625
         [ ] $43.250           [ ] $44.125           [ ] $45.000           [ ] $45.875           [ ] $46.750
         [ ] $43.375           [ ] $44.250           [ ] $45.125           [ ] $46.000           [ ] $46.875
         [ ] $43.500           [ ] $44.375           [ ] $45.250           [ ] $46.125           [ ] $47.000
         [ ] $43.625           [ ] $44.500           [ ] $45.375           [ ] $46.250           [ ] $47.125
         [ ] $43.750           [ ] $44.625           [ ] $45.500           [ ] $46.375           [ ] $47.250
-----------------------------------------------------------------------------------------------------------------

          [ ] $47.375           [ ] $48.250           [ ] $49.125           [ ] $50.000           [ ] $50.875
          [ ] $47.500           [ ] $48.375           [ ] $49.250           [ ] $50.125           [ ] $51.000
          [ ] $47.625           [ ] $48.500           [ ] $49.375           [ ] $50.250
          [ ] $47.750           [ ] $48.625           [ ] $49.500           [ ] $50.375
          [ ] $47.875           [ ] $48.750           [ ] $49.625           [ ] $50.500
          [ ] $48.000           [ ] $48.875           [ ] $49.750           [ ] $50.625
          [ ] $48.125           [ ] $49.000           [ ] $49.875           [ ] $50.750
-----------------------------------------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)
     To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue:
[ ] Check to:
[ ] Certificates to:

Name(s)
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)
     To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail:
[ ] Check to:
[ ] Certificates to:

Name(s)
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

                          EMPLOYEE SAVINGS PLAN SHARES
                              (SEE INSTRUCTION 14)

     To be completed ONLY if Shares held in the Employee Savings Plan are to be tendered.

[ ] By checking this box, the undersigned represents that the undersigned is a participant in the Employee Savings Plan and hereby instructs Firstar Trust Company, as trustee of the Employee Savings Plan, to tender on behalf of the undersigned Shares reflecting the interest of the undersigned in the Fund allocated to the undersigned's Employee Savings Plan individual account in the percentage indicated below at the Purchase Price per Share indicated in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal:

    Percentage:
               ----------------------------------------------------------------

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 14)

     To be completed ONLY if Shares held in the Dividend Reinvestment Plan are to tendered.

[ ] By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment Plan and hereby instructs Firstar Trust Company, as depositary, to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal:

   Number of Shares:
                    -----------------------------------------------------------

     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT ALL SHARES HELD IN THE DIVIDEND REINVESTMENT PLAN ACCOUNT(S) OF THE UNDERSIGNED WILL BE TENDERED IF THE ABOVE BOX IS CHECKED AND THE SPACE ABOVE IS LEFT BLANK.

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
               (PLEASE COMPLETE AND RETURN THE ENCLOSED FORM W-9)

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:            , 1997
      ------------

Name(s):
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code(s) and Telephone Number(s):
                                     ----------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm:
             -------------------------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               ---------------------------------------------

Dated:            , 1997
      ------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES.  No signature guarantee is required if:

          (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above;

          (b) such Shares are tendered for the account of a firm or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each such entity, an "Eligible Institution"); or

          (c) this Letter of Transmittal is signed by either: (i) a participant in the Employee Savings Plan; or (ii) a participant in the Dividend Reinvestment Plan.

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. Except if this Letter of Transmittal is for an Odd Lot Holder who has elected to accept the Purchase Price determined by the Company and has checked the appropriate box, for Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or their certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

          (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

          (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

          (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

     8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owned of record or owned beneficially an aggregate of fewer than 100 Shares, and who tenders all of his or her Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such conditionally tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Conditional Tenders will be selected by lot only from shareholders who tender all of their Shares. All tendered Shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a shareholder may assure that the purchase of Shares from the shareholder pursuant to the Offer will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

     IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND THEREBY DEEMED WITHDRAWN.

     10. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

     11. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     12. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     13. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     14. EMPLOYEE SAVINGS PLAN AND DIVIDEND REINVESTMENT PLAN. If a participant in the Employee Savings Plan desires to have Shares attributable to the participant's account under the Employee Savings Plan tendered pursuant to the Offer, the box captioned "Employee Savings Plan Shares" should be completed. A participant in the Employee Savings Plan wishing to tender portions of his or her interests in Shares at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion. Percentages of Shares on all Letters of Transmittal for each participant may not exceed 100%.

     If a tendering shareholder desires to tender Shares credited to the shareholder's account under the Dividend Reinvestment Plan pursuant to the Offer, the box captioned "Dividend Reinvestment Plan Shares" must be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares credited to the participant's account under the Dividend Reinvestment Plan at the lowest of the prices specified in such Letters of Transmittal.

     15. THE COMPANY'S REGIONAL PLANTS RETIREMENT AND SAVINGS
PLAN. Participants in the Company's Regional Plants Retirement and Savings Plan may not use this Letter of Transmittal to direct the tender of Shares attributable to their individual accounts, but must use the separate instruction form sent to them by CG Trust Company, as trustee of the Company's Regional Plants Retirement and Savings Plan.

     16. 31% BACKUP WITHHOLDING. Under Federal income tax law, a shareholder (other than a participant in a Savings Plan) who receives a payment pursuant to the offer is required to provide the Depositary (as payer) with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the shareholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, payments that are made to such shareholder or other payee with respect to the Offer may be subject to 31% backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the submitting shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     17. WITHHOLDING FOR NON-U.S. SHAREHOLDERS. Although a Non-U.S. shareholder may be exempt from U.S. federal backup withholding, certain payments to Non-U.S. shareholders are subject to U.S. withholding tax at a rate of 30%. The Depositary will withhold the 30% tax from gross payments made to Non-U.S. shareholders pursuant to the Offer unless the Depositary determines that a Non-U.S. shareholder is either exempt from the withholding or entitled to a reduced withholding rate under an income tax treaty. For purposes of this discussion, a "Non-U.S. shareholder" means a shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in the United States or under the law of the United States or of any State or political subdivision of the foregoing, (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (iv) a "United States Trust". A United States Trust is (a) for taxable years beginning after December 31, 1996, or if the trustee of a trust elects to apply the following definition to an earlier taxable year, any trust if, and only if, (i) a court within the United States is able to exercise primary supervision over the administration of the trust and
(ii) one or more U.S. trustees have the authority to control all substantial decisions of the trust, and (b) for all other taxable years, any trust the income of which is includible in gross income for United States Federal income tax purposes regardless of its source. A Non-U.S. shareholder will not be subject to the withholding tax if the payment from the Company is effectively connected with the conduct of a trade or business in the United States by such Non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such Non-U.S. shareholder) and the Non-U.S. shareholder has furnished the Depositary with a properly executed IRS Form 4224 prior to the time of payment.

     A Non-U.S. shareholder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty must certify such to the Depositary by providing to the Depositary a properly executed IRS Form 1001 prior to the time payment is made. A Non-U.S. shareholder may be eligible to obtain from the IRS a refund of tax withheld if such Non-U.S. shareholder is able to establish that no tax (or a reduced amount of tax) is due.

     18. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares so lost, destroyed or stolen. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

                             FIRSTAR TRUST COMPANY

-------------------------------------------------------------------------------------------------------------

                                                                                        Social security
                                                                                        number
                                                                                        ---------------------
 SUBSTITUTE                            Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  OR
 FORM W-9                              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
                                                                                        ---------------------
                                                                                        Employer
                                                                                        identification number
                                      -----------------------------------------------------------------------
                                       Part 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
                                       (1) The number shown on this form is my correct Taxpayer
 Department of the Treasury            Identification Number (or I am waiting for a number to be issued to
 Internal Revenue Service                  me) and
 PAYER'S REQUEST FOR TAXPAYER          (2) I am not subject to backup withholding either because: (a) I am
 IDENTIFICATION NUMBER (TIN)           exempt from backup withholding, or (b) I have not been notified by the
                                           Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                      -----------------------------------------------------------------------
                                       CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                       SIGNATURE ____ DATE
-------------------------------------------------------------------------------------------------------------

                                        Part 3

                                        Awaiting TIN [ ]
-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld; but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

----------------------------------------------------------   ------------------
                Signature                                          Date

                    The Information Agent for the Offer is:

                        [GEORGESON & COMPANY INC. LOGO]

                               Wall Street Plaza
                               New York, NY 10005
                Banks and Brokers (Call Collect): (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064

                      The Dealer Manager for the Offer is:

                           CREDIT SUISSE FIRST BOSTON

                             Eleven Madison Avenue
                            New York, NY 10010-3692
                                 (800) 881-8320

IMPORTANT: This Letter of Transmittal or a facsimile hereof (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received prior to 5:00 p.m., New York City time, on the Expiration Date. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.